SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2000

                                                 ----------------


                     FORD MOTOR CREDIT COMPANY
      (Exact name of registrant as specified in its charter)

          Delaware                  1-6368              38-1612444

-----------------------     -----------------------  -------------------
(State or other juris-      (Commission File Number   (IRS Employer
 diction of incorporation          Number)           Identification No.)

The American Road, Dearborn, Michigan                        48121

----------------------------------------                   ----------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code 313-322-3000







ITEM 5. Other Events.

     The 1999 Audit of Consolidated Financial Statements of Ford Motor Credit Company and Subsidiaries together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, independent certified public accountants is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

    The news release dated January 26, 2000 of Ford Motor Company and subsidiaries for the year ended December 31, 1999 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation            Description                   Method of Filing

-----------            -----------                   ----------------

Exhibit 23             Consent of Pricewater-        Filed with this Report.
                       waterhouseCoopers LLP.

Exhibit 27             Financial Data Schedule.      Filed with this Report.

Exhibit 99.1           1999 Audit of Consolidated    Filed with this Report.
                       Financial Statements of
                       Ford Motor Credit Company
                       and Subsidiaries  together
                       withthe Report of Independent
                       Accountants of
                       PricewaterhouseCoopers  LLP,
                       independent certified public
                       accountants.

Exhibit 99.2           News release dated            Filed with this Report.
                       January 26, 2000 of
                       Ford Motor Company and
                       Subsidiaries for the year
                       ended December 31, 1999
                       with attachments.


                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                              FORD MOTOR CREDIT COMPANY

                                                     (Registrant)

Date:  January 28, 2000                        By:/s/R. P. Conrad
                                                 -----------------
                                                    R. P. Conrad
                                                    Assistant Secretary







                              EXHIBIT INDEX



Designation            Description

-----------            -----------

Exhibit 23             Consent of Pricewater-
                       waterhouseCoopers LLP.

Exhibit 27             Financial Data Schedule.

Exhibit 99.1           1999 Audit of Consolidated
                       Financial Statements of
                       Ford Motor Credit Company
                       and Subsidiaries together
                       with the Report of
                       Independent Accountants of
                       PricewaterhouseCoopers
                       LLP, independent certified
                       public accountants.

Exhibit 99.2           News release dated
                       January 26, 2000 of
                       Ford Motor Company and
                       Subsidiaries for the year
                       ended December 31, 1999
                       with attachments.